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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                         Date of Report: June 5, 2001
                       (Date of earliest event reported)


                   HEIDRICK & STRUGGLES INTERNATIONAL, INC.
            (Exact name of registrant as specified in the charter)


          Delaware                     000-25837                 36-2681268
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


                      233 South Wacker Drive, Suite 4200
                         Chicago, Illinois 60606-6303
                   (Address of Principal Executive Offices)


                                 312-496-1200
              (Registrant's telephone number including area code)


                                      n/a
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

     Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEIDRICK & STRUGGLES INTERNATIONAL, INC.

                                         /s/ Stephanie W. Abramson
                                      --------------------------------
                                      Stephanie W. Abramson, Secretary

Dated: June 5, 2001


 EXHIBITS

     99   Press Release dated June 5, 2001